                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Investment Grade Municipal Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: June 16, 2005
                                         /s/ Ronald E. Robison
                                         ---------------------
                                         Ronald E. Robison
                                         Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Investment Grade Municipal Trust and will be retained by Van Kampen Investment Grade Municipal Trust and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Investment Grade Municipal Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: June 16, 2005
                                         /s/ James W. Garrett
                                         --------------------
                                         James W. Garrett
                                         Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Investment Grade Municipal Trust and will be retained by Van Kampen Investment Grade Municipal Trust and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.